                                                                   EXHIBIT 4.4

             FIRST SUPPLEMENTAL SENIOR SUBORDINATED NOTE INDENTURE

          FIRST SUPPLEMENTAL SENIOR SUBORDINATED NOTE INDENTURE (this "SUPPLEMENTAL SENIOR SUBORDINATED NOTE INDENTURE"), dated as of May 19, 1998, among Arid Operations Inc., a Delaware corporation, Darius Gold Mine, Inc., a Delaware corporation, Colony Bay Coal Company, a West Virginia partnership, Gold Fields Chile, S.A., a Delaware corporation, Gold Fields Mining Corporation, a Delaware corporation, Gold Fields Operating Co. - Ortiz, a Delaware corporation, Peabody America, Inc., a Delaware corporation, Peabody America, Inc., a Delaware corporation, Peabody Holding Company, Inc., a New York corporation, Affinity Mining Company, a West Virginia corporation, Big Sky Coal Company, a Delaware corporation, Blackrock First Capital Corporation, a West Virginia corporation, Bluegrass Coal Company, a Delaware corporation, Caballo Coal Company, a Delaware corporation, Charles Coal Company, a Delaware corporation, Coal Properties Corp., a Delaware corporation, Cook Mountain Coal Company, a Delaware corporation, Cottonwood Land Company, a Delaware corporation, EACC Camps, Inc., a West Virginia corporation, Eastern Associated Coal Corp., a West Virginia corporation, Eastern Royalty Corp., a Delaware corporation, Grand Eagle Mining, Inc., a Kentucky corporation, Hayden Gulch Terminal, Inc., a Delaware corporation, Independence Material Handling Company, a Delaware corporation, Interior Holdings Corp., a Delaware corporation, James River Coal Terminal Company, a Delaware corporation, Juniper Coal Company, a Delaware corporation, Kayenta Mobile Home Park, Inc., a Delaware corporation, Martinka Coal Company, a Delaware corporation, Midco Supply and Equipment Corporation, an Illinois corporation, Midwest Coal Resources, Inc., a Delaware corporation, Mountain View Coal Company, a Delaware corporation, North Page Coal Corp., a West Virginia corporation, Ohio County Coal Company, a Kentucky corporation, Patriot Coal Company, L.P., a Delaware limited partnership, Peabody COALSALES Company, a Delaware corporation, Peabody COALTRADE, Inc., a Delaware corporation, Peabody Coal Company, a Delaware corporation, Peabody Development Company, a Delaware corporation, Peabody Energy Solutions, Inc., a Delaware corporation, Peabody Natural Resources Company, a Delaware general partnership, Peabody Terminals, Inc., a Delaware corporation, Peabody Venezuela Coal Corp., a Delaware corporation, Peabody Western Coal Company, a Delaware corporation, Pine Ridge Coal Company, a Delaware corporation, Powder River Coal Company, a Delaware corporation, Rio Escondido Coal Corp., a Delaware corporation, Seneca Coal Company, a Delaware corporation, Sentry Mining Company, a Delaware corporation, Snowberry Land Company, a Delaware corporation, Sterling Smokeless Coal Company, a West Virginia corporation, and Thoroughbred, L.L.C., a Delaware limited liability company (the "GUARANTEEING SUBSIDIARY"), a subsidiary of P&L Coal Holdings Corporation (or its permitted successor), a Delaware corporation (the "COMPANY"), the Company, the other Senior Subordinated Note Guarantors (as defined in the Senior Subordinated Note Indenture referred to herein) and State Street Bank and Trust Company, as Senior Subordinated Note Trustee under the Senior Subordinated Note Indenture referred to below (the "SENIOR SUBORDINATED NOTE TRUSTEE").

                              W I T N E S S E T H

          WHEREAS, the Company has heretofore executed and delivered to the Senior Subordinated Note Trustee an Senior Subordinated Note Indenture (the "SENIOR SUBORDINATED NOTE INDENTURE"), dated as of May 18, 1998 providing for the issuance of an aggregate principal amount of up to $650.0 million of 9-5/8% Senior Subordinated Notes due 2008 (the "SENIOR SUBORDINATED NOTES");

          WHEREAS, the Senior Subordinated Note Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Senior Subordinated Note Trustee a supplemental Senior Subordinated Note Indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's Obligations under the Senior Subordinated Notes and the Senior Subordinated Note Indenture on the terms and conditions set forth herein (the "SUBORDINATED SUBSIDIARY GUARANTEE"); and

          WHEREAS, pursuant to Section 9.01 of the Senior Subordinated Note Indenture, the Senior Subordinated Note Trustee is authorized to execute and deliver this Supplemental Senior Subordinated Note Indenture.

          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Senior Subordinated Note Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Senior Subordinated Notes as follows:

          1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Senior Subordinated
Note Indenture.

          2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees as follows:

               (a) Along with all Senior Subordinated Note Guarantors named in the Senior Subordinated Note Indenture, to jointly and severally Guarantee to each Holder of a Senior Subordinated Note authenticated and delivered by the Senior Subordinated Note Trustee and to the Senior Subordinated Note Trustee and its successors and assigns, irrespective of the validity and enforceability of the Senior Subordinated Note Indenture, the Senior Subordinated Notes or the obligations of the Company hereunder or thereunder, that:

               (i) the principal of and interest on the Senior Subordinated Notes will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Senior Subordinated Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Senior Subordinated Note Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

               (ii) in case of any extension of time of payment or renewal of any Senior Subordinated Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Senior Subordinated Note Guarantors shall be jointly and severally obligated to pay the same immediately.

               (b) The obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Senior Subordinated Notes or the Senior Subordinated Note Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Senior Subordinated Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Senior Subordinated Note Guarantor.

               (c) The following is hereby waived: diligence presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever.

               (d) This Subordinated Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Senior Subordinated Notes and the Senior Subordinated Note Indenture.

               (e) If any Holder or the Senior Subordinated Note Trustee is required by any court or otherwise to return to the Company, the Senior Subordinated Note Guarantors, or any custodian, Senior Subordinated Note Trustee, liquidator or other similar official acting in relation to either the Company or the Senior Subordinated Note Guarantors, any amount paid by either to the Senior Subordinated Note Trustee or such Holder, this Subordinated Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

               (f) The Guaranteeing Subsidiary shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby.

               (g) As between the Senior Subordinated Note Guarantors, on the one hand, and the Holders and the Senior Subordinated Note Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Senior Subordinated Note Indenture for the purposes of this Subordinated Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Senior Subordinated Note Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Senior Subordinated Note Guarantors for the purpose of this Subordinated Subsidiary Guarantee.

               (h) The Senior Subordinated Note Guarantors shall have the right to seek contribution from any non-paying Senior Subordinated Note Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Subordinated Subsidiary Guarantee.

               (i) Pursuant to Section 11.02 of the Senior Subordinated Note Indenture, after giving effect to any maximum amount and any other contingent and fixed liabilities that are relevant under any applicable Bankruptcy or fraudulent conveyance laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Senior Subordinated Note Guarantor in respect of the obligations of such other Senior Subordinated Note Guarantor under
                      Article 11 of the Senior Subordinated Note Indenture shall result in the obligations of such Senior Subordinated Note Guarantor under its Subordinated Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

          3    EXECUTION AND DELIVERY.  Each Guaranteeing Subsidiary agrees that the Subordinated Subsidiary Guarantees shall remain in full force and effect notwithstanding any failure to endorse on each Senior Subordinated Note a notation of such Subordinated Subsidiary Guarantee.

          4.   GUARANTEEING SUBSIDIARY MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

     (a) The Guaranteeing Subsidiary may not consolidate with or merge with or into (whether or not such Senior Subordinated Note Guarantor is the surviving Person) another corporation, Person or entity whether or not affiliated with such Senior Subordinated Note Guarantor unless:

          (i) subject to Section 11.05 of the Senior Subordinated Note Indenture, the Person formed by or surviving any such consolidation or merger (if other than a Senior Subordinated Note Guarantor or the Company) unconditionally assumes all the obligations of such Senior Subordinated Note Guarantor, pursuant to a supplemental Senior Subordinated Note Indenture in form and substance reasonably satisfactory to the Senior Subordinated Note Trustee, under the Senior Subordinated Notes, the Senior Subordinated Note Indenture and the Subordinated Subsidiary Guarantee on the terms set forth herein or therein; and

          (ii) immediately after giving effect to such transaction, no Default or Event of Default exists.

     (b) In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental Senior Subordinated Note Indenture, executed and delivered to the Senior Subordinated Note Trustee and satisfactory in form to the Senior Subordinated Note Trustee, of the Subordinated Subsidiary Guarantee endorsed upon the Senior Subordinated Notes and the due and punctual performance of all of the covenants and conditions of the Senior Subordinated Note Indenture to be performed by the Senior Subordinated Note Guarantor, such successor corporation shall succeed to and be substituted for the Senior Subordinated Note Guarantor with the same effect as if it had been named herein as a Senior Subordinated Note Guarantor. Such successor corporation thereupon may cause to be signed any or all of the Subordinated Subsidiary Guarantees to be endorsed upon all of the Senior Subordinated Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Senior Subordinated Note Trustee. All the Subordinated Subsidiary Guarantees so issued shall in all respects have the same legal rank and benefit under the Senior Subordinated
          Note Indenture as the Subordinated Subsidiary Guarantees theretofore and thereafter issued in accordance with the terms of the Senior Subordinated Note Indenture as though all of such Subordinated Subsidiary Guarantees had been issued at the date of the execution hereof.

          (c) Except as set forth in Articles 4 and 5 of the Senior Subordinated Note Indenture, and notwithstanding clauses (a) and (b) above, nothing contained in the Senior Subordinated Note Indenture or in any of the Senior Subordinated Notes shall prevent any consolidation or merger of a Senior Subordinated Note Guarantor with or into the Company or another Senior Subordinated Note Guarantor, or shall prevent any sale or conveyance of the property of a Senior Subordinated Note Guarantor as an entirety or substantially as an entirety to the Company or another Senior Subordinated Note Guarantor.

          5.   Releases.

     (a) In the event of a sale or other disposition of all of the assets of any Senior Subordinated Note Guarantor, by way of merger, consolidation or otherwise, or a sale or other disposition of all to the capital stock of any Senior Subordinated Note Guarantor, then such Senior Subordinated Note Guarantor (in the event of a sale or other disposition, by way of merger, consolidation or otherwise, of all of the capital stock of such Senior Subordinated Note Guarantor) or the corporation acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Senior Subordinated Note Guarantor) will be released and relieved of any obligations under its Subordinated Subsidiary Guarantee; provided that the Net Proceeds of such sale or other disposition are applied in accordance with the applicable provisions of the Senior Subordinated
          Note Indenture, including without limitation Section 4.10 of the Senior Subordinated Note Indenture. Upon delivery by the Company to the Senior Subordinated Note Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such sale or other disposition was made by the Company in accordance with the provisions of the Senior Subordinated Note Indenture, including without limitation Section 4.10 of the Senior Subordinated Note Indenture, the Senior Subordinated Note Trustee shall execute any documents reasonably required in order to evidence the release of any Senior Subordinated Note Guarantor from its obligations under its Subordinated Subsidiary Guarantee.

     (b) Any Senior Subordinated Note Guarantor not released from its obligations under its Subordinated Subsidiary Guarantee shall remain liable for the full amount of principal of and interest on the Senior Subordinated Notes and for the other obligations of any Senior Subordinated Note Guarantor under the Senior Subordinated Note Indenture as provided in Article 11 of the Senior Subordinated Note Indenture.

          6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary, as such, shall have any liability for any obligations of the Company or any Guaranteeing Subsidiary under the Senior Subordinated Notes, any Subordinated Subsidiary Guarantees, the Senior Subordinated Note Indenture or this Supplemental Senior Subordinated Note Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Senior Subordinated Notes by accepting a Senior Subordinated Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Senior Subordinated Notes. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          7. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL SENIOR SUBORDINATED
NOTE INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

          8. COUNTERPARTS The parties may sign any number of copies of this Supplemental Senior Subordinated Note Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          9. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

          10   THE SENIOR SUBORDINATED NOTE TRUSTEE.  The Senior Subordinated
Note Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Senior Subordinated Note Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Company.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Senior Subordinated Note Indenture to be duly executed and attested, all as of the date first above written.

Dated:  May 19, 1998

                                     ARID OPERATIONS, INC.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     DARIUS GOLD MINE, INC.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     COLONY BAY COAL COMPANY
                                       By: Charles Coal Company



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     GOLD FIELDS CHILE, S.A.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President


                                     GOLD FIELDS MINING CORPORATION


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     GOLD FIELDS OPERATING CO.-ORTIZ



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     PEABODY AMERICA, INC.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     PEABODY HOLDING COMPANY, INC.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     AFFINITY MINING COMPANY



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     BIG SKY COAL COMPANY



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President


                                     BLACKROCK FIRST CAPITAL CORPORATION



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     BLUEGRASS COAL COMPANY



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     CABALLO COAL COMPANY



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     CHARLES COAL COMPANY



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     COAL PROPERTIES CORP.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     COOK MOUNTAIN COAL COMPANY



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President


                                     COTTONWOOD LAND COMPANY



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     EACC CAMPS, INC.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     EASTERN ASSOCIATED COAL CORP



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     EASTERN ROYALTY CORP.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     GRAND EAGLE MINING, INC.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     HAYDEN GULCH TERMINAL, INC.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                     INDEPENDENCE MATERIAL HANDLING
                                     COMPANY



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        INTERIOR HOLDINGS CORP.



                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        JAMES RIVER COAL TERMINAL COMPANY


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        JUNIPER COAL COMPANY


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        KAYENTA MOBILE HOME PARK, INC.


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        MARTINKA COAL COMPANY


                                        By: /s/ Christopher G. Farrand
                                           ------------------------------------
                                           Name: Christopher G. Farrand
                                           Title: Vice President

                                        MIDCO SUPPLY AND EQUIPMENT CORPORATION


                                        By: /s/ Christopher G. Farrand
                                           ------------------------------------
                                           Name: Christopher G. Farrand
                                           Title: Vice President

                                        MIDWEST COAL RESOURCES, INC.


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        MOUNTAIN VIEW COAL COMPANY


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        NORTH PAGE COAL CORP.


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        OHIO COUNTY COAL COMPANY


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        PATRIOT COAL COMPANY L.P.
                                           By: Bluegrass Coal Company


                                        By: /s/ Christopher G. Farrand
                                           ------------------------------------
                                           Name: Christopher G. Farrand
                                           Title: Vice President

                                        PEABODY COALSALES COMPANY


                                        By: /s/ Christopher G. Farrand
                                           ------------------------------------
                                           Name: Christopher G. Farrand
                                           Title: Vice President

                                        PEABODY COALTRADE, INC.


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        PEABODY COAL COMPANY


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        PEABODY DEVELOPMENT COMPANY


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        PEABODY ENERGY SOLUTIONS, INC.


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        PEABODY NATURAL RESOURCES COMPANY
                                           By: Gold Fields Mining Corp.


                                        By: /s/ Christopher G. Farrand
                                           ------------------------------------
                                           Name: Christopher G. Farrand
                                           Title: Vice President

                                        PEABODY TERMINALS, INC.


                                        By: /s/ Christopher G. Farrand
                                           ------------------------------------
                                           Name: Christopher G. Farrand
                                           Title: Vice President

                                        PEABODY VENEZUELA COAL CORP.


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        PEABODY WESTERN COAL COMPANY


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        PINE RIDGE COAL COMPANY


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        POWDER RIVER COAL COMPANY


                                     By: /s/ Christopher G. Farrand
                                        ---------------------------------------
                                        Name: Christopher G. Farrand
                                        Title: Vice President

                                        RIO ESCONDIDO COAL CORP.


                                        By: /s/ Christopher G. Farrand
                                           ------------------------------------
                                           Name: Christopher G. Farrand
                                           Title: Vice President

                                        SENECA COAL COMPANY


                                        By: /s/ Christopher G. Farrand
                                           ------------------------------------
                                           Name: Christopher G. Farrand
                                           Title: Vice President

                                        SENTRY MINING COMPANY


                                        By: /s/ James C. Sevem
                                           ------------------------------------
                                           Name: James C. Sevem
                                           Title: Vice President

                                        SNOWBERRY LAND COMPANY


                                        By: /s/ James C. Sevem
                                           ------------------------------------
                                           Name: James C. Sevem
                                           Title: Vice President

                                        STERLING SMOKELESS COAL COMPANY


                                        By: /s/ James C. Sevem
                                           ------------------------------------
                                           Name: James C. Sevem
                                           Title: Vice President


                                        THOROUGHBRED, L.L.C.
                                           By: Peabody Holding Company


                                        By: /s/ James C. Sevem
                                           ------------------------------------
                                           Name: James C. Sevem
                                           Title: Vice President


                                        P&L COAL HOLDINGS CORPORATION


                                        By: /s/ Felix Herlihy
                                           ------------------------------------
                                        Name: Felix Herlihy
                                        Title: Vice President, Treasurer and
                                               Assistant Secretary


                                        STATE STREET BANK AND TRUST COMPANY
                                          as Senior Subordinated Note Trustee


                                        By: /s/ Philip G. Kane, Jr.
                                           ------------------------------------
                                        Name: Philip G. Kane, Jr.
                                        Title: Vice President

SCHEDULE I

                      SCHEDULE OF SENIOR NOTE GUARANTORS

          The following schedule lists each Senior Note Guarantor under the Senior Note Indenture as of May 19, 1998:

Arid Operations Inc., a Delaware corporation.

Darius Gold Mine, Inc., a Delaware corporation.

1. Gold Fields Chile, S.A., a Delaware corporation.

Gold Fields Mining Corporation, a Delaware corporation.

2. Gold Fields Operating Co.- Ortiz, a Delaware corporation.

3. Peabody America, Inc., a Delaware corporation.

4. Peabody Holding Company, Inc., a New York corporation.

5. Affinity Mining Company, a West Virginia corporation.

6. Big Sky Coal Company, a Delaware corporation.

7. Blackrock First Capital Corporation, a West Virginia corporation.

8. Bluegrass Coal Company, a Delaware corporation.

9. Caballo Coal Company, a Delaware corporation.

10.Charles Coal Company, a Delaware corporation.

11.Coal Properties Corp., a Delaware corporation.

12.Cook Mountain Coal Company, a Delaware corporation.

13.Cottonwood Land Company, a Delaware corporation.

14.EACC Camps, Inc., a West Virginia corporation.

15.Eastern Associated Coal Corp, a West Virginia corporation.

16.Eastern Royalty Corp., a Delaware corporation.

17.Grand Eagle Mining, Inc., a Kentucky corporation.

18.Hayden Gulch Terminal, Inc., a Delaware corporation.

19.Independence Material Handling Company, a Delaware corporation.

20.Interior Holdings Corp., a Delaware corporation.

21.James River Coal Terminal Company, a Delaware corporation.

22.Juniper Coal Company, a Delaware corporation.

23.Kayenta Mobile Home Park, Inc., a Delaware corporation.

24.Martinka Coal Company, a Delaware corporation.

25.Midco Supply and Equipment Corporation, an Illinois corporation.

26.Midwest Coal Resources, Inc., a Delaware corporation.

27.Mountain View Coal Company, a Delaware corporation.
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28.North Page Coal Corp., a West Virginia corporation.

29.Ohio County Coal Company, a Kentucky corporation.

30.Patriot Coal Company, L.P., a Delaware limited partnership.

31.Peabody COALSALES Company, a Delaware corporation.

32.Peabody COALTRADE, Inc., a Delaware corporation.

33.Peabody Coal Company, a Delaware corporation.

34.Peabody Development Company, a Delaware corporation.

35.Peabody Energy Solutions, Inc., a Delaware corporation.

36.Peabody Natural Resources Company, a Delaware general partnership.

37.Peabody Terminals, Inc., a Delaware corporation.

38.Peabody Venezuela Coal Corp., a Delaware corporation.

39.Peabody Western Coal Company, a Delaware corporation.

40.Pine Ridge Coal Company, a Delaware corporation.

41.Powder River Coal Company, a Delaware corporation.

42.Rio Escondido Coal Corp., a Delaware corporation.

43.Seneca Coal Company, a Delaware corporation.

44.Sentry Mining Company, a Delaware corporation.

45.Snowberry Land Company, a Delaware corporation.

46.Sterling Smokeless Coal Company, a West Virginia corporation.

47.Thoroughbred, L.L.C., a Delaware limited liability company.

48.Colony Bay Coal Company, a West Virginia partnership